Exhibit 10


                      OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

               This Offshore Securities Subscription Agreement
          ("Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

               This Agreement has been executed by the undersigned in connection with the private placement of up to $3,000,000 4% Convertible Debentures (hereinafter referred to as the "Debentures") of Advanced Mammography Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, U.S.A., NASDAQ/Small Cap Symbol "MAMO" (hereinafter referred to as the "COMPANY"). The Debentures being sold pursuant to this Agreement, and the Shares (as defined below), have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons, other than distributors (as such terms are defined in Regulation S), unless the Debentures or the Shares, as the case may be, are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Debentures may be converted into common stock (the "Shares") and the other terms of the Debentures are set forth in the pro forma Debenture in ANNEX I annexed hereto. This subscription and, if accepted by the COMPANY, the offer and sale of Debentures and the Shares issuable upon conversion thereof (collectively the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the 1933 Act.

               The undersigned

          NAME:     __________________________________________________

          ADDRESS:  __________________________________________________

                    __________________________________________________

                    __________________________________________________

                    if applicable, a [Corporation][Partnership][Trust] organized under the laws of __________, a non USA jurisdiction (hereinafter referred to as the "PURCHASER")

          hereby represents and warrants to, and agrees with, the COMPANY as follows:

               1.   AGREEMENT TO SUBSCRIBE.

               a. SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $______________ in principal amount of 4%
                    Debentures.

               b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Debentures by simultaneously herewith delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Escrow Agent"). Delivery of such funds to the COMPANY by the Escrow Agent shall be made against delivery by the COMPANY of one or more Debentures in accordance with this Agreement. By signing this Agreement, the PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference as if set forth in full.

               c. METHOD OF PAYMENT. Payment of the purchase price for the Debentures shall be made by wire transfer of funds to:

                              Bank of New York
                              350 Fifth Avenue
                              New York, New York 10001

                              ABA# 021000018
                              for credit to the account of Krieger &
                              Prager, Attorneys
                              Adar Equities LLC - Account No. 637-1496910

               2. SUBSCRIBER REPRESENTATIONS AND COVENANTS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                    a. OFFSHORE TRANSACTION. PURCHASER represents, warrants and covenants to COMPANY as follows:

                         (i) PURCHASER is not a U.S. Person as that term is defined under Regulation S, as set forth in Annex III.

                        (ii) PURCHASER is outside the United States as of the date of the execution and delivery of this Agreement.

                       (iii) PURCHASER is purchasing the Debentures for its own account and not on behalf of any U.S. Person, and PURCHASER is the sole beneficial owner of the Debentures, and has not pre-arranged any sale with any purchaser or purchasers in the United States.

                        (iv) PURCHASER represents and warrants and hereby agrees that all offers and sales of the Debentures prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to an exemption from registration.

                         (v) PURCHASER acknowledges that the purchase of the Debentures involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Debentures, including the total loss of its investment.

                        (vi) PURCHASER understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Debentures, and the Shares issuable upon conversion thereof. PURCHASER represents and warrants that the information contained herein is complete and accurate. PURCHASER further represents and warrants that it will notify the COMPANY immediately upon the occurrence of any material change therein occurring prior to the issuance of Shares upon conversion of the Debenture.

                       (vii) PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

                      (viii) In evaluating its investment, PURCHASER has consulted its own investment and/or legal and/or tax advisors. PURCHASER is not relying on the COMPANY respecting the tax and other economic considerations of an investment in the Debentures.

                        (ix) PURCHASER understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Debentures, and the Shares issuable upon conversion thereof, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Debentures for investment purposes and has no present intention to sell the Debentures, or the Shares issuable upon conversion thereof, in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

                         (x) PURCHASER is not an underwriter of, or dealer in, the Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

                        (xi) Neither PURCHASER or any of its affiliates presently have or will, directly or indirectly, maintain any short position in securities of the COMPANY during the Restricted Period.

                       (xii) During the period commencing on the Closing Date (as defined herein) and ending on the 45th day following such date, PURCHASER will not sell, commit or agree to sell or pledge any shares of Common Stock of the COMPANY or any other securities convertible into or exercisable for shares of Common Stock of the COMPANY.

                      (xiii) PURCHASER has taken no action which would give rise to any claim by any person for brokerage commission, finders' fees or the like relating to this Agreement or the transactions contemplated hereby.

                    b.   CURRENT PUBLIC INFORMATION.  PURCHASER
                         acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY's most recent Annual Report on the Form 10-K filed with the SEC, Forms 10-Q and 8-K filed thereafter (collectively the "SEC Filings"). PURCHASER is not relying upon any representations or other information (whether oral or written) other than as set forth in the SEC filings or in Annex IV.

                    c. INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that PURCHASER, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Debentures which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

                    d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

                    e. ENTITY PURCHASERS. If PURCHASER is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

                         (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement.

                         (ii) He or she is duly authorized (if the
                              undersigned is a trust, by the trust
                              agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

                    f. Individual Purchasers. PURCHASER, if an individual, represents that he or she has reached the age of 21 and has adequate means for providing for his or her current and anticipated financial needs and possible contingencies for emergencies and has no need for liquidity in the proposed investment.

                    g. Binding Commitment. This Agreement constitutes a legal, valid and binding obligation of the PURCHASER. The PURCHASER has full power, right and authority to enter into and perform this Agreement. The execution and delivery and performance of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the PURCHASER is a party or by which it is bound. If the PURCHASER is an entity, it was not formed for the specific purpose of acquiring the Debenture.

                    h. Compliance. PURCHASER hereby covenants that it will comply with all laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or deliver the Securities, or has in its possession or distributes any offering material. PURCHASER undertakes and agrees to make all necessary filings in connection with the purchase of the Debentures as required by United States laws and regulations or any domestic securities exchange or trading market.

               3.   COMPANY REPRESENTATIONS.

                    a. REPORTING COMPANY STATUS. The COMPANY is a reporting issuer as defined by Rule 902 of Regulation S. The COMPANY is in full compliance, to the extent applicable, with all reporting obligations under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The COMPANY has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock trades on NASDAQ/Small Cap, and has received no notice, either oral or written, with respect to its continued eligibility for such listing.

                    b. OFFSHORE TRANSACTION. The COMPANY has not offered these securities to any person in the United States or to any U.S. Person as that term is defined in Regulation S.

                    c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, the COMPANY has not conducted any "direct selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

                    d. TERMS OF DEBENTURES. The COMPANY will issue the Debentures in accordance with the terms of ANNEX I attached hereto.

                    e. LEGALITY. The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Debentures; this Agreement and the issuance of the Debentures have been duly and validly authorized by all necessary corporate action by the COMPANY; this Agreement has been duly and validly executed and delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

                    f. NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, and the consummation of the transactions contemplated by this Agreement by the COMPANY do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the COMPANY, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound or (assuming that the representations and warranties of the PURCHASER in
                         Section 2 hereof, and the representations and warranties of the distributor to the COMPANY, are true and correct), any existing applicable U.S. law, rule, or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S. governmental body having jurisdiction over the COMPANY or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the COMPANY's business or financial condition.

                    g. FILINGS. The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Debentures as required by United States laws and regulations or any domestic securities exchange or trading market.

                    h. ABSENCE OF CERTAIN CHANGES. Since December 31, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC Filings or in Annex IV.

               4.   TRANSFER AGENT INSTRUCTIONS.

                    a.   Debentures.  Upon the conversion of the
                         Debentures, the PURCHASER thereof shall submit such Debenture to COMPANY, and COMPANY shall, within five (5) business days of receipt of such Debenture, instruct COMPANY's transfer agent to issue one or more certificates representing that number of shares of Common Stock into which the Debenture or Debentures are convertible in accordance with the provisions regarding conversion set forth in ANNEX I hereto. The COMPANY shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

                    b. Subject to the completeness and accuracy of the PURCHASER's representations and warranties herein, upon the conversion of any Debenture by a person who is a non-U.S. Person, COMPANY shall instruct the COMPANY's transfer agent to issue stock certificates without restrictive legend in the name of PURCHASER (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by PURCHASER) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable; provided, however, that if the nominee or other non-U.S. Person in whose name a certificate or certificates for shares are requested to be registered is other than PURCHASER, or if there has been a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of COMPANY to issue to PURCHASER the Securities without registration under the United States Securities Act of 1933, COMPANY may require prior to issuance of a certificate in the name of PURCHASER or such other person, that it receive reasonable transfer documentation including opinions of counsel acceptable to COMPANY that the issuance of certificates without restrictive legend and/or in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. The COMPANY warrants that no instructions other than these instructions and instructions to impose a "stop transfer" instruction with respect to the Debenture until the end of the Restricted Period have been or will be given to the transfer agent and that the Shares will not be subject to any transfer limitations other than those imposed by applicable securities laws. Nothing in this
                         Section 4, however, shall affect in any way
                         PURCHASER's or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

                    c. If upon conversion of the Debentures effected by the PURCHASER pursuant to the terms of this Agreement and the Form of Debenture following the expiration of the Restricted Period, the COMPANY fails to issue certificates for Shares issuable upon such conversion to the PURCHASER bearing no restrictive legend for any reason other than the COMPANY's reasonable good faith belief that the representations and warranties made by the PURCHASER in this Agreement were untrue when made, the COMPANY shall pay to the PURCHASER by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $50,000; provided, however, that the payment of such liquidated damages shall not relieve the COMPANY from its obligations to register the Shares pursuant to Section 9.

               5. EXEMPTION; RELIANCE ON REPRESENTATION. PURCHASER understands that the offer and sale of the Debentures, and the Shares issuable upon conversion thereof, is not being registered under the 1933 Act. The COMPANY is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

               6. CLOSING DATE AND ESCROW AGENT. The date of the issuance of the Debentures and the sale of the Debentures as evidenced by receipt by the COMPANY from the Escrow Agent or the total purchase funds (the "Closing Date") shall be no later than ten (10) business days after execution hereof by all parties or such other mutually agreed to time. Debentures will be delivered to the Escrow Agent at the instructions of the COMPANY.
          PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

               7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. PURCHASER understands that COMPANY's obligation to sell the Debentures is conditioned upon:

                    a. Acceptance by PURCHASER of an Agreement for the sale of Debentures;

                    b. Delivery to the Escrow Agent by each PURCHASER of good funds as payment in full for the purchase of the Debentures; and

                    c.   The accuracy on the Closing Date of the
                         representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

                    d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                8. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The COMPANY understands that PURCHASER's obligation to purchase the Debentures is conditioned upon:

                    a. The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the Chairman of the Board, President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be constructive acceptance of this Agreement;

                    b. Delivery of Debentures to Escrow Agent as herein set forth;

                    c.   The accuracy on the Closing Date of the
                         representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

                    d. Delivery to the Escrow Agent of an opinion of counsel for the COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.

               9. REGISTRATION OF THE SECURITIES. COMPANY hereby agrees that, upon demand of a majority in interest of holders of the Securities as a result of a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of PURCHASER to resell the Securities without registration, COMPANY will file, and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 under the 1933 Act covering the resale of the Shares issuable upon conversion of the Debentures. Any such registration statement shall remain effective for up to twelve
          (12) months, or until all of the Securities are sold, whichever is earlier. The COMPANY shall provide the PURCHASER with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares issuable upon conversion of the Debentures. The COMPANY shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions.

               10. FURTHER OFFERINGS. COMPANY agrees that, for a period of 180 days from the Closing Date, it will not offer for sale or sell any securities other than the Shares issuable upon conversion of the Debentures issued to the PURCHASER and to other purchasers contemporaneously herewith, unless, in the opinion of COMPANY's counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under all applicable securities laws with respect to the Shares. COMPANY hereby warrants that it has not engaged in any such offering during the six months prior to the Closing Date, except as disclosed in ANNEX V hereof.

               11. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

               12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:       Advanced Mammography Systems, Inc.
                         2 Executive Drive
                         Suite 755
                         Fort Lee, New Jersey  07024
                         ATT: Chief Financial Officer

          PURCHASER:     At the address set forth on the first page of this
                         Agreement.

          ESCROW AGENT:  Krieger & Prager, Esqs.
                         319 Fifth Avenue
                         New York, New York 10016

               13.  Survival of Representations and Warranties.
          PURCHASER's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debenture.

               14. Each of the parties shall pay its own fees and expenses in connection with this Agreement and the transactions contemplated hereby whether or not consummated.

                      SIGNATURE(S) FOR INDIVIDUAL SUBSCRIBER(S)

               IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Offshore Securities Subscription Agreement this ______ day of ______________, 1996.


          _______________________________________
          Printed Name                  Signature


          _______________________________________
          Printed Name                  Signature



                               SIGNATURES FOR ENTITIES

               IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Offshore Securities Subscription Agreement to be duly executed on its behalf this ________ day of ___________________, 1996.



                                        ___________________________________
                                        Printed Name of Subscriber


                                        By: _______________________________
                                           (Signature of Authorized Person)

                                        ___________________________________
                                        Printed Name and Title

          Accepted this __________ day of the month of ___________________,
          199___.

          ADVANCED MAMMOGRAPHY SYSTEMS, INC.

          By: _______________________________________
              Title:  _______________________________

               All correspondence and delivery of certificates and confirmations should be addressed to the above named person and sent by the COMPANY to his _____ business _____ home address (check one).

          Capacity of Subscriber (check one):

               Individual                    __________
               Corporation                   __________
               Partnership                   __________
               Other                         __________ (please specify)

          Ownership of Debentures (check one):

               Individual                              __________
               Joint Tenants, with right of survivorship    __________*
               Tenants in Common                       __________*
               Tenants in Entirety                     __________*
               Community Property                 __________*

          Country of Citizenship:
          ______________________________________________

          Country of incorporation or formation:
          _________________________________

          * If you are purchasing Debentures with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.

          Name of PURCHASER Representative, if any:
          ___________________________________

                    Address:
          ___________________________________


          ___________________________________

                    Telephone:
          ___________________________________



          FULL NAME AND ADDRESS OF PURCHASER FOR REGISTRATION PURPOSES:


          NAME:
          _______________________________________________________________

          ADDRESS:
          _______________________________________________________________


          _______________________________________________________________


          _______________________________________________________________

          TEL. NO.
          _______________________________________________________________

          FAX. NO.
          _______________________________________________________________

          CONTACT NAME:
          _______________________________________________________________


          DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):


          NAME:
          _______________________________________________________________

          ADDRESS:
          _______________________________________________________________


          _______________________________________________________________


          _______________________________________________________________

          TEL. NO.
          _______________________________________________________________

          FAX. NO.
          _______________________________________________________________

          CONTACT NAME:
          _______________________________________________________________

          SPECIAL
          INSTRUCTIONS:
          _______________________________________________________________


          _______________________________________________________________


          _______________________________________________________________